EXHIBIT 10.8(f)

AMENDMENT NO. 5

AMENDMENT NO. 5, dated as of June 20, 2007 (this “Amendment”), to the Third Amended and Restated Credit Agreement, dated as of May 19, 2005 (as amended by the Amendment, dated as of April 7, 2006, the Amendment dated as of April 24, 2006, the Amendment No. 3 dated as of November 30, 2006, the Amendment No. 4 dated as of December 27, 2006, the “Credit Agreement”), among FINLAY FINE JEWELRY CORPORATION, a Delaware corporation (“Finlay” or the “Borrower Representative”) and CARLYLE & CO. JEWELERS, a Delaware corporation (“Carlyle”) (Finlay and Carlyle are collectively referred to herein as the “Borrowers” and individually as a “Borrower”), FINLAY ENTERPRISES, INC., a Delaware corporation (the “Parent”), and GENERAL ELECTRIC CAPITAL CORPORATION (“GE Capital”), individually and as administrative agent for each of the Lenders thereunder (GE Capital, in such capacity, the “Agent”), and the other banks and other financial institutions party thereto. Capitalized terms used herein without definition shall have the respective meanings ascribed to those terms in the Credit Agreement.

WITNESSETH:

WHEREAS, pursuant to Section 2.2(c) of the Credit Agreement, the Borrowers have requested a facilities increase in an aggregate principal amount of $75,000,000; and

WHEREAS, the Lenders party hereto are willing to provide additional commitments pursuant to Section 2.2(c) of the Credit Agreement; and

WHEREAS, the Borrowers, the Agent and the Lenders party hereto have agreed to amend the Credit Agreement on the terms and subject to the conditions herein provided; and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendment to the Credit Agreement. (a) Section 8.8(a) of the Credit Agreement. Section 8.8(a) of the Credit Agreement is hereby deleted in its entirety and replaced as follows:

“(a) Borrowers shall make full and timely payment of all payments required to be made by the Borrowers in respect of the Obligations, including without limitation, the Loan, whether now existing or hereafter arising. Borrowers acknowledge that the Obligations of Borrowers under the Credit Agreement are joint and several.”

(b) Section 12.19 of the Credit Agreement. A new Section 12.19 shall be inserted in the Credit Agreement as follows:

“§ 12.19. ROLEX INTERCREDITOR AGREEMENT. With respect to that certain Intercreditor Agreement, dated as of May 19, 2005, by and among Rolex Watch U.S.A., Inc., GE Capital, Finlay and Carlyle (the “Rolex Intercreditor Agreement”), GE Capital hereby acknowledges that it entered into the Rolex Intercreditor Agreement individually and in its capacity as agent for the Senior Creditors (as such term is defined in the Rolex Intercreditor Agreement).”

(c) Exhibit A to the Credit Agreement. Exhibit A to the Credit Agreement is hereby deleted in its entirety and replaced by Exhibit A attached hereto.

Section 2. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof (the “Effective Date”) upon receipt by the Agent of the following:

(a) Counterparts of this Amendment duly executed by the Agent, each Lender party hereto and each Borrower;

(b) Duly executed favorable opinions of counsel to the Borrowers in form and substance satisfactory to the Agent;

(c) Certified copies of each Borrower’s board of directors or other appropriate governing body approving and authorizing the execution, delivery and performance of each document executed as part of the Facilities Increase to which such Borrower is a party; and

(d) Such other document as the Agent may reasonably request or as any Lender participating in the Facilities Increase may require as a condition to its commitment in the Facilities Increase.

Section 3. Representations and Warranties. Each of the Borrowers represents and warrants as follows (which representations and warranties shall survive the execution and delivery of this Amendment):

(a) Each of the Borrowers has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by the Borrowers. This Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligation of the Borrowers, enforceable against them in accordance with their respective terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting the enforcement of creditors’ rights generally and by general equity principles.

(c) No consent or approval of any person, firm, corporation or entity, and no consent, license, approval or authorization of any governmental authority is or will be required in connection with the execution, delivery, performance, validity or enforcement of this Amendment other than any such consent, approval, license or authorization which has been obtained and remains in full force and effect or where the failure to obtain such consent, license, approval or authorization would not result in a Material Adverse Effect.

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(d) After giving effect to this Amendment, each of the Borrowers is in compliance with all of the various covenants and agreements set forth in the Credit Agreement and each of the other Loan Documents.

(e) After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f)  All representations and warranties contained in the Credit Agreement and each of the other Loan Documents are true and correct in all material respects as of the date hereof, except to the extent that any representation or warranty relates to a specified date, in which case such are true and correct in all material respects as of the specific date to which such representations and warranties relate.

Section 4. Effective Date. The amendments to the Credit Agreement contained herein shall become effective as of June 30, 2007 (the “Effective Date”) only at such time as this Amendment has been duly executed by the Borrowers and the Lenders.

Section 5. Continued Effectiveness. The term “Agreement”, “hereof”, “herein” and similar terms as used in the Credit Agreement, and references in the other Loan Documents to the Credit Agreement, shall mean and refer to, from and after the Effective Date, the Credit Agreement as amended by this Amendment. Each of the Borrowers hereby agrees that all of the covenants and agreements contained in the Credit Agreement and the Loan Documents are hereby ratified and confirmed in all respects.

Section 6. Counterparts. This Amendment may be executed in counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of laws provisions thereof.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first written above.

FINLAY FINE JEWELRY CORPORATION

By:	/s/ Bruce Zurlnick
Name: Bruce Zurlnick
Title: Sr. VP & CFO

CARLYLE & CO. JEWELERS

By:	/s/ Bruce Zurlnick
Name: Bruce Zurlnick
Title: Sr. VP & CFO

FINLAY ENTERPRISES, INC.

By:	/s/ Bruce Zurlnick
Name: Bruce Zurlnick
Title: Sr. VP & CFO

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent

By:	/s/ Charles Chiodo
Name: Charles Chiodo
Title: Duly Authorized Signatory

WELLS FARGO FOOTHILL, LLC, as Lender

By:	/s/ Yelena Kravchuk
Name: Yelena Kravchuk
Title: AVP

[SIGNATURE PAGE TO AMENDMENT NO. 5]

THE CIT GROUP/BUSINESS CREDIT, INC., as Lender

By:	/s/ Andrew Loughlin
Name: Andrew Loughlin
Title: Assistant Vice President

BURDALE FINANCIAL LIMITED, as Lender

By:	/s/ David Grende
Name: David Grende
Title: Mg. Dir.

ISRAEL DISCOUNT BANK OF NEW YORK, as Lender

By:	/s/ Ronald Bongiovanni
Name: Ronald Bongiovanni
Title: SVP

By:	/s/ David Herzog
Name: David Herzog
Title: FVP

NORTH FORK BUSINESS CAPITAL CORPORATION, as Lender

By:	/s/ Michael S. Burns
Name: Michael S. Burns
Title: Sr. Vice Pres.

[SIGNATURE PAGE TO AMENDMENT NO. 5]

Exhibit A — Lenders, Commitments and Initial Eurodollar Offices to Amendment No. 5 to the Third Amended and Restated Credit Agreement is omitted pursuant to Item 601(b)(2) of Regulation S-K. Finlay agrees to furnish supplementally a copy of this exhibit to the Securities and Exchange Commission upon request.